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                                  LEONARD OSSER
                              110 EAST 71ST STREET
                               NEW YORK, NY 10022


                                 March 28, 2002

Milestone Scientific Inc.
220 South Orange Avenue
Livingston, New Jersey 07039
ATTN: THOMAS STUCKEY, CHIEF FINANCIAL OFFICER


                  RE:      MILESTONE SCIENTIFIC INC.
                           9% SECURED PROMISSORY NOTE

Dear Sir:

         Please be advised that I hereby agree to defer until January 2, 2003 the payment of all principal and interest owed to me under the Milestone Scientific Inc. 9% Secured Promissory Note issued to me in July 2000. I hereby also agree, during the period ending January 1, 2003 to advance to Milestone up to an additional amount of $200,000 on the same terms as specified in the 9% Secured Promissory Note, as amended hereby.


                                                     Very truly yours,


                                                     /s/ Leonard Osser

cc:      J. H. Cohn LLP
         75 Eisenhower Parkway
         Roseland, NJ 07068-1697
         Attn: Alan J. Markowitz